UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

PLBY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 424-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 17, 2023, PLBY Group, Inc. (the “Company”) entered into Amendment No. 4 to the Credit and Guaranty Agreement (the “Fourth Amendment”), dated as of May 25, 2021 (as previously amended on August 11, 2021, August 8, 2022 and December 6, 2022, the “Existing Credit Agreement”, and as further amended by the Fourth Amendment), by and among the Company, Playboy Enterprises, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and Acquiom Agency Services LLC, as the administrative agent and the collateral agent, to amend the terms of the Existing Credit Agreement to, among other things: (i) require that the mandatory prepayment of 80% of the Company’s offering proceeds apply only to the Company’s recent $50 million rights offering (thereby reducing the applicable prepayment cap to $40 million), (ii) require an additional $5 million prepayment by the Company as a condition to completing the Fourth Amendment, and (iii) reduce the prepayment threshold for waiving the Company’s total net leverage financial covenant through June 30, 2024 to $70 million (from the prior $75 million prepayment threshold). Such $70 million of prepayments has been achieved by the Company through the combination of a $25 million prepayment in December 2022, the $40 million prepayment made in connection with the rights offering in February 2023, and the additional $5 million prepayment made at the completion of the Fourth Amendment.

As a result of the prepayments described above, the Company eliminated the cash maintenance covenants, the lenders’ board observer rights and applicable additional margin which had previously been provided for under the Existing Credit Agreement. The other terms of the Existing Credit Agreement will remain substantially unchanged from the prior amendments of the Existing Credit Agreement. The Company paid certain fees and expenses in connection with the Fourth Amendment.

The foregoing description of the Fourth Amendment and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01	Other Events.

On February 21, 2023, the Company issued a press release announcing the Fourth Amendment. A copy of the press release related to the Fourth Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include all statements other than historical fact, including, without limitation, statements regarding the use of proceeds of the Company’s recent offerings, and statements regarding the Company’s future performance and growth plans.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company’s estimates of the fair value of certain of its intangible assets; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10)  other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*	Amendment No. 4 to Credit and Guaranty Agreement, dated as of February 17, 2023, by and among PLBY Group, Inc., Playboy Enterprises, Inc., each guarantor party thereto, the lenders party thereto, and Acquiom Agency Services LLC, as the administrative agent and the collateral agent.
99.1	Press Release, dated February 21, 2023, regarding the Fourth Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits to this Exhibit have been omitted. The Company agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission on a supplemental basis upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2023	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary